UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 9, 2005
Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION
(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	000-24597 (Commission File Number)	84-1208770 (I.R.S. Employer Identification Number)
5395 Pearl Parkway
Boulder, Colorado 80301
(Address of principal executive offices)
(303) 442-5455
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On September 14, 2005, Carrier Access Corporation (the “Company”) issued a press release reporting its financial results for the first quarter ended March 31, 2005 and for the second quarter ended June 30, 2005. The press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is not filed but is furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 2.02 of Form 8-K.
Item 4.01. Changes in Registrant’s Certifying Accountant.
     On September 9, 2005, KPMG LLP (“KPMG”) advised the Audit Committee of Carrier Access Corporation (the “Company”) that KPMG has declined to stand for re-election as the Company’s independent registered public accounting firm. The decision was mutual between both parties and was approved by the Audit Committee. KPMG’s engagement as the Company’s independent registered public accounting firm will end effective upon completion of the review of the Company’s interim financial statements as of June 30, 2005 and for the three- and six- month periods then ended and the filing by the Company of its Form 10-Q for the period ended June 30, 2005 with the Securities and Exchange Commission. On September 14, 2005, upon the completion of KPMG’s review of the Company’s interim financial statements as of June 30, 2005 and the filing of the Company’s Form 10-Q for the period ended June 30, 2005, the services of KPMG as the Company’s principal accountants ceased. The Audit Committee of the Company’s Board of Directors has commenced the process of selecting an independent registered public accounting firm to replace KPMG.
     In connection with the audits of the two fiscal years ended December 31, 2004, and during the subsequent interim period through September 14, 2005, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction would have caused them to make reference thereto in their report.
     KPMG’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2003 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the Company’s consolidated financial statements for the year ended December 31, 2003 included a separate paragraph which stated the following: “As discussed in note 5 to the consolidated financial statements, Carrier Access Corporation adopted the provisions of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” effective January 1, 2002,” and KPMG’s report on the Company’s consolidated financial statements for the year ended December 31, 2004 included a separate paragraph which stated the following: “As discussed in note 3, the consolidated financial statements as of and for the years ended December 31, 2003 and 2004 have been restated to reflect adjustments related to revenue recognition and inventory valuation allowances.”
     The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of material weaknesses on the achievement of the objectives of the control criteria, and contains explanatory paragraphs that state:
•	Management did not comply with established Company policies and procedures requiring a review of the Company’s consolidated statement of cash flows. This failure to comply with established policies and procedures resulted in material misstatements in the Company’s December 31, 2004 consolidated statement of cash flows. Specifically, there were material misstatements in cash flows from operating activities and cash flows from investing activities.

•	The Company did not have effective policies and procedures to evaluate customer arrangements for the appropriate application of revenue recognition criteria as contemplated by generally accepted accounting principles in the U.S. This deficiency resulted in material misstatements to the Company’s financial statements, specifically the overstatement of revenue, costs of sales, and accounts receivable, and the understatement of inventory in the Company’s previously filed consolidated financial statements as of and for the years ended December 31, 2003 and 2004, and for the interim periods contained therein. Accordingly, the Company has restated such consolidated financial statements to reflect the correction of these errors.
•	The Company did not have effective policies and procedures over accounting for its inventory reserves to prevent the write up of inventory once it had been written down in a previous fiscal accounting period. This deficiency resulted in material misstatements of inventory and cost of sales in the Company’s previously filed consolidated financial statements as of and for the years ended December 31, 2003 and 2004, and for the interim periods contained therein. Accordingly, the Company has restated such consolidated financial statements to reflect the correction of these errors.
•	The Company lacked the depth of personnel with sufficient technical accounting expertise to identify and account for complex transactions in accordance with generally accepted accounting principles in the U.S. This deficiency contributed to the aforementioned misstatements and resulted in there being more than a remote likelihood that a material misstatement of the annual or interim financial statements would not be prevented or detected.
     During the years ended December 31, 2003 and December 31, 2004 and the subsequent interim period through September 14, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(i)(v)), except the following:
     In Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004, management of the Company reported that it had assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004 and had identified material weaknesses in internal control as described above. Because of the effect of such material weaknesses on the achievement of the objectives of the control criteria, KPMG’s report opined that the Company had not maintained effective internal control over financial reporting as of December 31, 2004.
     The subject matter of the material weaknesses described above were discussed by the Company’s management and the Audit Committee of the Board of Directors of the Company with KPMG. The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm concerning these issues, once such firm has been selected.
     The Company provided KPMG with a copy of the disclosure contained in this Form 8-K and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. KPMG’s letter, dated September 14, 2005, is filed as Exhibit 16.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 14, 2005.
16.1	Letter from KPMG LLP, dated September 14, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION
Date: September 14, 2005	By:	/s/ GARY GATCHELL
Gary Gatchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 14, 2005.
16.1	Letter from KPMG LLP, dated September 14, 2005.